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Exhibit 10(m) Third Amendment to Credit Agreement

                       THIRD AMENDMENT TO CREDIT AGREEMENT


            THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 30, 2004 (this "Amendment"), is among KEITHLEY INSTRUMENTS, INC., an Ohio corporation (the "Company"), Subsidiary Borrowers (referred to below and collectively with the Company, the "Borrowers"), the Lender (as referred to below) and BANK ONE, NA, a national banking association, having its principal office in Columbus, Ohio, as Agent for the Lender (in such capacity the "Agent").

                                    RECITALS

            A. The Company, certain Subsidiary Borrowers party thereto, the Lender party thereto and Agent are parties to a Credit Agreement, dated as of March 30, 2001, as amended by a First Amendment to Credit Agreement dated as of August 1, 2002, as amended by a Second Amendment to Credit Agreement dated as of March 28, 2003 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Lender agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

            B. The Borrowers desire to amend the Credit Agreement and the Agent and the Lender are willing to do so strictly in accordance with the terms hereof.


                                     TERMS

            In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

            Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

      1.1 The definition of "Facility Termination Date" in Section 1.1 shall be amended by deleting the reference therein to "March 30, 2004" and inserting "March 31, 2005" in place thereof.

                                   ARTICLE 2.
                                 REPRESENTATIONS

            Each Borrower represents and warrants to the Agent and the Lender that:

      2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

      2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.
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      2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of March 30, 2004 with the same force and effect as if made on and as of March 30, 2004.

      2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

            This Amendment shall not become effective until each of the following has been satisfied:

      3.1 This Amendment shall be signed by each Borrower, the Agent and the Lender.

      3.2 The Company shall have paid an amendment fee in the amount of $2,500.


                                   ARTICLE 4.
                                 MISCELLANEOUS.

      4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

      4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

      4.3 Each Borrower acknowledges and agrees that the Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lender are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns.

      4.4 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.


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            IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of March 30, 2004.


                                     KEITHLEY INSTRUMENTS, INC.

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Vice President & Chief Financial
                                              Officer


                                     KEITHLEY INSTRUMENTS GmbH

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INSTRUMENTS SARL

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INSTRUMENTS LTD.

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INSTRUMENTS SRL

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INSTRUMENTS BV

                                     By: /s/ Joseph P. Keithley
                                         ----------------------

                                         Its: Chairman


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                                     KEITHLEY INSTRUMENTS SA

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INSTRUMENTS KK

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Managing Director


                                     KEITHLEY INTERNATIONAL
                                     INVESTMENT CORP.

                                     By: /s/ Mark J. Plush
                                         -----------------

                                         Its: Director / Secretary Treasurer


                                     BANK ONE, NA, as Agent, LC Issuer
                                      and Lender

                                     By: /s/ Jim Malz
                                         ------------
                                         Its: SVP / President - NE Ohio Region


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